UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22016

Alpine Global Premier Properties Fund

(Exact name of registrant as specified in charter)

Alpine Woods Capital Investors, LLC

2500 Westchester Avenue, Suite 215

Purchase, New York, 10577

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

Samuel A. Lieber Alpine Woods Capital Investors, LLC 2500 Westchester Avenue, Suite 215 Purchase, New York, 10577 (914) 251-0880	Rose DiMartino Willkie Farr & Gallagher, LLP 1875 K Street, N.W. Washington, D.C. 20006-1238

Registrant’s telephone number, including area code: (914) 251-0880

Date of fiscal year end: October 31

Date of reporting period: November 1, 2015 - April 30, 2016

Item 1: Shareholder Report

Alpine

Global Premier Properties Fund

April 30,

2016

Semi-Annual Report

Alpine Global Premier Properties Fund (‘’the Fund”), acting in accordance with an exemptive order received from the Securities and Exchange Commission (‘’SEC”) and with approval of its Board of Trustees (the “Board”), has adopted a level distribution policy (the “Policy”) with the purpose of distributing over the course of each year, through periodic distributions as nearly equal as practicable and any required special distributions, an amount closely approximating the total taxable income of the Fund during such year and all of the returns of capital paid by portfolio companies to the Fund during such year. In accordance with its Policy, the Fund distributes a fixed amount per common share, currently $0.05, each month to its common shareholders. This amount is subject to change from time to time in the discretion of the Board. Although the level of distributions is independent of Fund performance, the Fund expects such distributions to correlate with its performance over time. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential increases or decreases in the final dividend periods for each year in light of the Fund’s performance for the entire calendar year and to enable the Fund to comply with the distribution requirements imposed by the Internal Revenue Code. Over time, the Fund expects that the distribution rate in relation to the Fund’s Net Asset Value (“NAV”) will approximately equal the Fund’s total return on NAV.

The fixed amount of distributions will be reviewed by the Board at regular intervals with consideration of the level of investment income and realized gains. The Board strives to establish a level regular distribution that will meet the Fund’s requirement to pay out all taxable income (including amounts representing return of capital paid by portfolio companies) with a minimum of special distributions. The Fund’s total return in relation to changes in NAV is presented in the financial highlights table. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of the current distribution or from the terms of the Fund’s level distribution policy. The Board may amend or terminate the level distribution policy without prior notice to Fund shareholders.

Shareholders should note that the Fund’s Policy is subject to change or termination as a result of many factors. The Fund is subject to risks through ownership of its portfolio company holdings including, but not limited to, declines in the value of real estate held by the portfolio company, risks related to general and local economic conditions, and portfolio company losses. Moreover, an economic downturn could have a material adverse effect on the real estate markets and on real estate companies in which the Fund invests, which in turn could result in the Fund not achieving its investment or distribution objectives thereby jeopardizing the continuance of the Policy. Please refer to the prospectus for a fuller description of the Fund’s risks.

Alpine View
April 30, 2016

Dear Shareholders:

Welcome to the Alpine Funds’ fiscal 2016 semi-annual report covering the period from November 1, 2015 through April 30, 2016. The current environment is similar to the one we commented on in our prior annual report to shareholders. Once again, there was a rapid sell down in global equities mid-period, followed by a gradual recovery. The principal cross-currents influencing global capital markets continue to be weak economic growth, volatile commodity prices weakened by excess supply, and monetary policy biased towards tightening in the United States versus virtually all foreign central banks which seek looser monetary policy. During the period under review, the U.S. Federal Reserve Bank (Fed) raised rates modestly in December and this was followed notably by both the Bank of Japan (BOJ) and the European Central Bank (ECB) taking their short-term rates below zero. Of the 56 countries on which Bloomberg tracks fixed income market data, 12 currently have negative interest rates going out as far as five years, while 18 have been negative for two years. Needless to say, this is unprecedented. The data suggests that inflation expectations remain low for much of the world.

Other issues which have continued to influence the markets are the relatively weak performance of the Chinese economy and intertwined with it the price volatility of many commodity markets. The most prominent commodity, oil, became a proxy for economic sentiment during a few months this Spring, as West Texas Intermediate (WTI) crude oil declined from $50 to a low of $32.50 per barrel in January before rallying to over $46 by end of the period. Much of the fear that whips oil prices reflected concerns beyond supply and demand imbalances. Rather, other factors, such as corporate earnings and ability to repay debt have weighed heavily on many of the sector’s companies. While the recent rebound in prices has no doubt stabilized the situation somewhat, there has been an increase in mortgage and auto loan delinquencies in oil producing regions. The impact of such pressures may increase if the prices decline for an extended period of time, although, most analysts believe that oil prices will be centered around $50 for another 12 to 18 months.

Economic prospects vary widely both inside and outside the United States, where pockets of relative strength and notable weakness are geographically dispersed. This could lead to an increase in national or regional concerns, heightening tensions along religious or ethnic divides as well as economic class conflicts between the “haves” and the “have nots”. Nowhere is this more stark than in Europe where the flood of migrants from the Middle East and Africa last year has lead the European Union (EU) into negotiations with Turkey to constrain and contain many of the displaced Syrian and Iraqi refugees. Meanwhile, protests in France are flaring over economic issues and nationalist movements are growing in Austria and the Netherlands, as well as in France and Germany. Of course, similar issues have been brought forward during this U.S. Presidential season in America as anti-Muslim/Hispanic/Chinese sentiment has been given voice by Presidential candidate Donald Trump. As economic prospects stagnate, there is a natural tendency to seek political change. Indeed, populist candidates have made political inroads around the world. Alas, people forget that globalization, trade treaties and economic unions have been a de facto response to prior periods of nationalism and protectionism. So, populist proclamations can be a seductive rallying cry for those who seek or cling to power, yet offer few solutions.

Another type of push/pull force affecting the markets has been economic data. Some data reflects improved business prospects, while other reports reveal deteriorating fundamentals. In the United States, we continue to have solid housing performance, for both rental and for sale properties, as well as a high level of auto sales. Meanwhile, retail sales have been relatively stagnant with prominent declines in large department stores which have been losing market share to e-commerce vendors. It is notable that the level of continuing jobless claims is approaching the lowest level that the economy experienced during the 70’s, 80’s and 90’s. However, average hourly wages and other measures of income growth, including the level of output in terms of gross domestic profit (GDP) per worker, has declined in recent years, reflecting stagnant productivity. Nevertheless, consumer expectations recently hit an eight year high. Such conflicting data has partially been responsible for the Fed’s tentative moves to raise interest rates since May of 2013, with initial success only occurring in December of 2015. If the Fed is successful in modestly raising interest rates this summer and perhaps again, once or twice, over the following 12 months, then they would have accomplished a milestone for other central banks to focus their respective interest rate normalization policies in ensuing years. While Alpine believes that this will be the case, some observers fear that even such modest interest rate increases as one quarter of one percent could trip up the economy and lead to a recession. This concern combines with limited supplies of long rated treasury bonds to keep the long end of the yield curve flat. While demand for yield is strong, the asset buying (i.e. Quantitative Easing) programs of the Fed, ECB and BOJ have reportedly absorbed a range from 20% to 70% of potential supply. In this manner, central banks have both provided liquidity and raised benchmark asset prices through global capital markets.

It is notable that neither significant fiscal stimulus nor broad based capital investment have yet been deployed during this economic recovery. Even though the U.S. was the epicenter of the cascading collapse of global capital markets back in 2008, almost bringing about the demise of our credit based financial system, America’s economy is now slowly leading the world back to normalcy. We concur with recent proclamations by some prominent economists that the best way to stimulate economic activity will be through significant infrastructure spending. Indeed, both Hillary Clinton and Donald Trump have already raised this as a key element to their economic plans. It is likely that the U.S. will lead a global shift from austerity towards focused fiscal spending. Japan has already begun to spend significant sums on rebuilding after the recent earthquake and in advance of hosting the Olympics in 2020. A number of European cities also have significant long-term transportation projects which can be expanded. China has described new infrastructure

Semi-Annual Report | April 30, 2016	1

Alpine View (Continued)
April 30, 2016

investments to connect Western China with the Middle East and to South Asia as ‘One belt, two suspenders’, while other emerging economies, from United Arab Emirates to India are moving forward with large projects.

If consumer spending can be sustained through this year, with the prospect of significant increases in infrastructure projects in future years, then we believe the corporate capital expenditure cycle could ramp up rather quickly. This in turn could create a very strong economic prospect for 2018 and beyond. Typically, in anticipation, this could produce a strong equity market toward the end of this year and into 2017. In turn, this increase in investment would continue to boost employment and over time, wage growth, which could lead to faster consumption growth and the maturation of the economic cycle, including higher interest rates. By that time (2018), we believe that Europe could also be signaling higher interest rates and some improvement in GDP. China will also likely follow the rise U.S. economic demand and we believe that Japan, while still focused on domestic demand, will also benefit from our tail wind. Historically, Latin America has been greatly influenced by the U.S. economy and we believe that this will also be the case over the next few years.

So what does this mean for the debt and equity markets? Significant liquidity provided by Federal Reserve policy has helped to drive liquidity into the capital markets while the market place has responded with innovation triggered by new regulations and technology. Floor traders, position traders, order clerks, market makers and many arbitrageurs have been made redundant, inefficient or too slow in a market dominated by algorithmic factor based or index trading strategies. Since many of these algorithms are dependent on a variety of economic influences, the market’s sensitivity to such data has at times been disproportionate with its significance. Thus, some of the volatility experienced amongst sectors or index groupings has often been greater than that of the overall market. The nature of many of these quantitative models is that the rate or level of change recorded by various influences, be they internal factors such as prospective sales growth, or external inputs such as interest rates or economic growth, tend to favor companies which can generate internal growth despite the slow cyclical economy. It is notable, however, that during the six months under review, we saw a shift in performance towards cyclical growth situations. This could be a foreshadowing of improving economic prospects, if not merely a recognition of relative undervaluation.

Fundamentally, the tone of the market reflects the outlook for revenue and profit growth and the cross currents which we have described appear to have created a shift in the markets current tone. Specifically, corporate earnings in the S&P 500® Index fell by 6% during the first quarter of 2016, but analyst aggregate expectations are for some improvement in the second quarter with a positive uptick in the second half of the year. It is anticipated that many of the cyclical industries which were most heavily hurt by the strong dollar at the end of last year and the slowdown in the natural resource sector may have bottomed and the related fallout in the financial sector is not as significant as feared. As a result, this shift in market focus may be the beginning of a change in the structural and sectoral leadership of the market. If indeed we are correct that an economic recovery will take hold in 2017 and 2018, then we would expect a significant increase in the prospects of cyclical companies and a reversal of the decline in investment flows to equities versus bonds. We are not suggesting this will be strong enough to produce an exodus from fixed income investing, but we do believe that new capital deployed will shift increasingly into the equity markets with positive impact.

We look forward to reporting on our progress through this challenging and changing environment at the end of the year. Thank you for your interest and support.

Sincerely,

Samuel A. Lieber
President

Past performance is not a guarantee of future results.The specific market, sector or investment conditions that contribute to a Fund’s performance may not be replicated in future periods.

Investing involves risk. Principal loss is possible. Please refer to individual letters for risks specific to that fund.

This letter and the letter that follows represent the opinions of the Funds’ management and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security. The information provided is not intended to be, and is not, a forecast of future events, a guarantee of results, or investment advice.

S&P 500® Index is a total return, float-adjusted market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance. Total return indexes include reinvestments of all dividends.

The S&P 500® Index (the “Index”) is a product of S&P Dow Jones Indices LLC and has been licensed for use by Alpine Woods Capital Investors, LLC. Copyright © 2015 by S&P Dow Jones Indices LLC. All rights reserved. Redistribution or reproduction in whole or in part is prohibited without written the permission of S&P Dow Jones Indices LLC. S&P Dow Jones Indices LLC, its affiliates, and third party licensors make no representation or warranty, express or implied, with respect to the Index and none of such parties shall have any liability for any errors, omissions, or interruptions in the Index or the data included therein.

Quasar Distributors, LLC provides filing administration for Alpine’s closed-end funds. The Funds are not bought or sold through Quasar Distributors; the Alpine closed-end funds are bought and sold through non-affiliated broker/dealers and trade on nationally recognized stock exchanges.

This is a closed-end fund and does not continuously offer shares.

Manager Commentary
April 30, 2016

Dear Shareholders:

We present below the 2016 Semi-Annual report for the Alpine Global Premier Properties Fund (AWP). For the six-month period ended April 30, 2016, the net asset value per share was $6.85 versus $7.26 for the fiscal year ended October 31, 2015, which, in combination with the distribution of $0.30 per share, produced a total return of -0.44% compared with the total return of the Fund’s primary benchmark, the FTSE EPRA/NAREIT Global Index of 4.11% over the same time period. For the period under review, AWP’s market share price decreased from $6.14 to $5.71, which in combination with the $0.30 per share in distributions, produced a total return of -1.87%. The Fund’s shares traded at an average discount to net asset value of 16.64% during the period.

Performance Drivers

Global real estate equities appeared to weather the first U.S. Federal Reserve (Fed) rate hike in December but subsequently came under extreme pressure in the initial weeks of the new year as uncertainties about China, confusion over the implementation of negative rates in Japan, recession fears in the U.S., and acute moves in foreign exchange (FX) and commodity prices weighed on investor sentiment. However the negativity once again proved to be premature and markets rallied into the end of the period. Oil and other commodities snapped back, the U.S. dollar weakened against most currencies, fears about China receded and central banks again stepped into the breach. Global real estate securities outperformed global equities over this six-month period, both declining less than global equities in the sell-off in the first half of the period and appreciating more than global equities in the market recovery in the second half of the period. In the U.S., the REIT sector outperformed the broad market handily supported by dovish Fed statements and resilient fundamentals. European real estate outperformed as the European Central Bank (ECB) confirmed expectations for more aggressive policy measures in the face of missed inflation targets and weakening growth. The UK real estate equities lagged as concerns over the pending vote on Britain’s potential exit from the European Union (Brexit) weighed on the leasing and transaction markets and dragged down investor sentiment. In Japan the stocks of real estate developers continued to see negative returns in the face of improving fundamentals, while the Japanese REITs (JREITs) by comparison experienced very strong performance due primarily to the institution of negative real rates by the Bank of Japan (BoJ) during the period. The Australian REIT (AREIT) market saw strong returns driven by attractive dividend yield spreads, monetary easing supporting a case for yield compression and an appreciating AUD. Finally, emerging market (EM) real estate returns outperformed the broad EM index (as represented by the MSCI Emerging Markets Index) by a wide margin lifted by China’s aggressive credit support, a weaker USD and recovery in commodity prices, as well as political headlines in Brazil.

Portfolio Overview

The portfolio’s top ten holdings shifted modestly during the period as eight of the ten holdings remained. In aggregate the top ten represented 27.50% of the portfolio versus 28.83% in the last period. The US mall REIT Simon Property and the Chinese developer and mall operator China Resources Land dropped out of the top ten. They were replaced by the French homebuilder Nexity and the German residential company ADO Properties. Other notable adjustments to the portfolio included establishing a position in Countryside Properties in the UK and LaSalle Logiport REIT in Japan through their IPOs, starting positions in select energy infrastructure companies with good cash flow visibility and dividend support including NRG Yield Inc., TerraForm Power Inc. and Pattern Energy Group Inc., as well as participation in the Nexity and Invincible Investment Corp. secondary offerings.

The Fund’s country allocations adjusted during the period as our assessment of the macro conditions, stock valuations, investment opportunities and risks continued to evolve. The Fund maintained its underweight in the U.S. Our view is that markets risk being too complacent regarding a rate tightening cycle and the REIT sector, with valuations approaching fair value, may be vulnerable to a knee jerk reaction by investors once there is more visibility on the speed of normalization. However, it should be noted that the economic growth and inflation prospects that ultimately are the rationale for the Fed’s policy shift have historically benefited real estate assets. The Fund’s next largest exposure is in Japan, which ticked up modestly during the period. While the economic data out of Japan has not met expectations, we continue to be encouraged by the recovery in real estate fundamentals and the potential tailwind from policy initiatives. The Fund’s third largest allocation was to the UK, where exposure was slightly reduced during the period, largely as a reaction to uncertainties leading up to the EU referendum in June regarding Brexit.

Among the other country exposures in the Fund, the most significant changes during the period were in France and China/Hong Kong. The allocation to France was increased primarily through the participation in the secondary offering of Nexity while positions in China/Hong Kong were pared back to reflect weakening fundamentals in the Hong Kong housing market and tactical caution regarding the possibility of the Chinese government reining in its aggressive level of policy stimulus. India presents an interesting risk/reward dynamic over a longer term view as we believe the reform process will bear fruit over time and the headwinds facing many of the real estate developers could dissipate in our view as earnings recover and credit becomes more accessible. The issuance of a REIT structure in India is closer to becoming a reality, which could provide much needed capital to de-lever balance sheets and bring greater diversification to the sector as a whole. In Brazil, despite potential for a positive outcome from the impeachment proceedings, we took the opportunity to further reduce our exposure into market strength. The Fund remains underweight to Australia and Canada.

The Fund hedged a portion of its Euro, Japanese Yen and British Pound exposure for the period. We have also used leverage in the execution of the strategy of the Fund.

Semi-Annual Report | April 30, 2016	3

Manager Commentary (Continued)
April 30, 2016

Top Contributors

The top five contributors to the Fund’s absolute returns over the period under discussion were Ichigo, Inc., Invincible Investment Corp., Kenedix, Inc., ADO Properties S.A. and Nexity.

*	Ichigo, Inc., is a Japanese real estate asset manager with what we believe is an attractive return profile due to its strong redevelopment pipeline, its ability to recycle capital by selling to its JREITs and the prospects for sales of its clean energy infrastructure business. The company listed its hotel REIT during the period.

•	Invincible Investment Corp., a Japanese REIT, enjoyed strong share price appreciation during the period as it aggressively expanded its hotel exposure. The favorable supply/demand dynamics for hotels in Japan supports further growth in NAV and dividends in our view.

•	Kenedix Inc. is among the largest of the independent real estate asset managers in Japan with six affiliated REITs. Performance was underpinned by growth in its underlying asset management business, accelerated capital recycling through sales to and listing of its JREITs and entering new high growth areas such as hotels and infrastructure.

•	ADO Properties S.A., is a German residential company focused entirely on the Berlin market. The company has managed to drive superior rental growth through disciplined underwriting of acquisitions in central locations, ongoing repositioning initiatives and vacancy reductions.

•	Nexity, an integrated real estate company in France, is a market leader in residential development with a strong backlog pipeline and steadily improving margin outlook. Current low mortgage rates and market-friendly tax incentives provide a potential tailwind for recovering demand.

The top five negative contributors to the Fund’s absolute returns during the period were Regus PLC, NorthStar Realty Finance Corp., Colony Capital Inc., WCI Communities Inc. and Great Portland Estates PLC.

•	Regus PLC, is the world’s largest operator of business centers offering temporary office rental space. Following a period of strong performance the stock lagged in the market sell-off due to concerns that growth in the mature business was slowing.

•	NorthStar Realty Finance Corp. is a U.S.-based asset management company broadly diversified across commercial real estate assets. The shares underperformed due to concerns over its balance sheet, slow monetization of asset values and a potential overhang from its external management structure. We remain constructive on the stock due to more recent positive news on asset sales, its share buyback plan, attractive dividend support and potential restructuring. The company is currently in merger negotiations with NorthStar Asset Management and Colony Capital.

•	Colony Capital Inc. is a specialty finance company based in the U.S. The past 12 months have been a transitional period for the company as it internalized management, tapped private equity markets for fundraising, reduced earnings dilution in Colony American Homes by completing a merger with Starwood Waypoint. We believe the company’s ability to source opportunities in commercial real estate as well as its attractive valuation and dividend yield should support outperformance of the shares. The company is currently in merger negotiations with NorthStar Realty Finance and NorthStar Asset Management.

•	WCI Communities Inc. is a builder and operator of amenity-rich lifestyle communities in Florida. The shares underperformed as the unusually warm weather in the northeast U.S. during this past winter, combined with a volatile stock market, resulted in flat order growth over the prior year. In addition, margins were down slightly due to product mix and an increase in selling, general and administrative (SG&A) expenses, as the company prepares for the 2017 delivery of a new luxury high-rise tower in Bonita Springs.

•	Great Portland Estates PLC, is a UK REIT which develops, owns and operates assets predominately located in the West End of London. Mounting concerns over the real estate cycle in London reaching a mature stage and caution over the upcoming Brexit vote have de-rated the shares. We believe its strong management team, the reversionary potential in its portfolio and asset recycling capabilities differentiate the company and position it well for continued growth.

Outlook

The risks that investors wrestled with throughout 2015 remain in sharp focus in 2016 as the macro economic cycle grinds through a prolonged transition period. Economic activity is lackluster and secular stagnation fears remain hot topics for debate in the investment community. As confidence in a near-term inflection point for growth is put to the test and the level of government bonds with negative yields soars it’s to be expected that investors begin to question the effective limits of monetary policy and to underscore the need to pass the stimulus baton on to fiscal policy. Looking ahead we would expect to see more aggressive fiscal programs, especially from certain current account surplus countries including Japan, China and even possibly Germany. Although the Fed raised rates for the first time in a decade there is still a frustrating lack of clarity regarding the path of policy normalization. Indeed, the U.S. 10-year yield plunged post the December hike and the expectation of four increases in 2016 now appears to have been whittled down to two. In Europe the ECB recently implemented substantial additional policy measures while in contrast the BoJ seemingly continues to wrong-foot markets calling into question its reaction function and the theoretical limits of its monetary policy. Investment activity across the UK is in a state of suspended animation in advance of the EU referendum vote on June 23 regarding Brexit. The Chinese government appears to have reined in concerns over growth, currency devaluation and capital flight for the time being but it remains to be seen how long it can stay sanguine about the levels of stimulus required to stabilize the economy and the staggering trajectory of its debt. EMs in general experienced a reflexive recovery in line with commodities and a weaker USD, but doubts linger on a stabilization of weak earnings trends. Whether we like it or not policy

Manager Commentary (Continued)
April 30, 2016

action from central banks and the spillover effects into yield curves, currencies and commodities – not a growth recovery – are likely to remain the source of market catalysts over the near-term.

As we look out to the second half of the year it appears that the Fed’s tentative approach to hiking rates could still reflect the overall fragility of the global outlook. While investor sentiment continues to toggle back and forth between risk on and risk off we remain cautiously optimistic that the economy will muddle along a tentative path upward. It is difficult to handicap the impact of U.S. elections on current policy but we would assume once a new administration is in place that a fiscal response could be put on the agenda should headwinds to growth swell. Meanwhile other major economies are reinforcing their divergence from the Fed. In spite of growing discontent from Germany the ECB appears committed to employing all available monetary tools to stave off deflation and to jump start its economy. For the time being Japan’s foray into negative rates has been deemed a failure and its patient approach to further stimulus at the April meeting has intensified criticism and perhaps undermined its credibility. It might now appear that the BoJ has decided to call a time out while its inflation goalpost keeps shifting further into the distance, but we expect it to resume its aggressive monetary policy shortly and to augment it with considerable fiscal policy. The Bank of England is on the sidelines for the time being. Risks of a Brexit are certainly worthy of serious concern but in the final analysis we believe that the arguments to remain in the EU (and the enormous complexities surrounding the mechanics of an exit) are too compelling to warrant a vote for leaving.

The spillover effects of China’s unprecedented economic transition could ripple through markets and are likely to remain one of the dominant drivers of global macro trends and equity returns. Though there may be some instances of extreme volatility, we are cautiously optimistic that China can stabilize its economy in the near-term through a targeted mix of monetary and fiscal measures which should help to assuage fears of a potential currency and balance of payments crises. Selective other EMs such as India and certain ASEAN and LATAM countries, could also present interesting risk/reward opportunities in our view. As we have highlighted before, the indiscriminate pessimism toward developing markets masks very distinct potentials and we would submit that a one size fits all approach to EMs is misplaced. While we are encouraged by early evidence of EM earnings firming it remains to be seen if this is underpinned by potentially transitory items such as FX adjustments, commodity pricing and political issues or could be more fundamentally driven. We remain constructive on the medium-term outlook but until there is more clarity from the Fed, continued evidence of a recovery in China and a stabilization in earnings trends investors are likely to maintain a tactical stance toward EM in general.

Modest levels of growth, a measured pace of inflation, and a benign real interest rate environment are generally supportive for real estate returns on a historical basis. In addition, technical flow support for the U.S. REIT sector could be on the horizon. As of August 31, 2016 the U.S. REITs – excluding the mortgage REITs – will no longer be included within the Financials S&P GICS (Global Industry Classification Standard)

but will be allotted an 11th GICS sector of its very own. This could lead to additional focus on the sector as managers could look to rebalance allocations in line with the revised classification standard. Transaction volumes in the listed and physical property markets remain buoyant and support Alpine’s long-held bias for continued demand for real estate assets. During the quarter the UK market has been a notable outlier from this trend due to the EU referendum overhang but we would expect a renewed demand if the vote is to remain in the EU. As markets enter the middle innings of the real estate cycle we would expect the breadth of bids slowly to narrow over time (although the demand for certain asset types, such as hotels, seems to be gaining momentum). As we have outlined frequently in our discussions with shareholders, the next leg of the equity story would almost certainly require an inflection point whereby the demand drivers for real estate shift away from yield differentials and safe haven characteristics to the prospects for rising net absorption trends as well as heightened rental tension across occupational markets.

Nonetheless downside risks remain. While there has not been a significant supply response that is typically seen as cycles mature, the risks are modestly elevating in the London and Tokyo office markets as a boost in supply is expected to come on line sometime after 2017. We are monitoring net absorption and rental trends very carefully in these markets. Sensitivity to growth scares, FX and commodity volatility, as well as sharp yield curve adjustments could intensify risk aversion and increase the chances for dislocations in credit markets. Currency adjustments could continue to be an important channel for policy transmission and a volatile component of equity returns. In particular instability of the CNY/CNH leading up to its SDR inclusion on October 1 requires vigilance. In developed markets the Japanese yen appears to have come untethered from policy and as such could amplify country level risk in Japan and lead to spillovers globally should it prompt an intervention in the currency. Geopolitical risks, specifically in the Middle East, the escalating refugee crisis in Europe and the pending vote in the UK on Brexit, could add to uncertainty in asset markets. Finally, we cannot ignore the possible implications of this being one of the more rancorous U.S. presidential elections of all time.

In this environment, differentiation remains a guiding investment principle and underscores the importance of allocating capital to those companies which embody best in class management teams, strong operating platforms with diverse value creation opportunities, balance sheet discipline and the ability to drive dividend growth over time. Alpine believes it is essential to maintain a diversified portfolio in terms of geography, asset mix and income distribution potential.

Thank you for your continued interest and support.

Sincerely,

Samuel A. Lieber
Joel E.D. Wells
Bruce Ebnother

Portfolio Managers

Semi-Annual Report | April 30, 2016	5

Manager Commentary (Continued)
April 30, 2016

Past performance is not a guarantee of future results.

Please refer to the Schedule of Portfolio Investments for fund holdings information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Current and future holdings are subject to risk.

This letter represents the opinions of the Fund’s management and is subject to change, is not guaranteed and should not be considered recommendations to buy or sell any security.

The information provided is not intended to be, and is not, a forecast of future events, a guarantee of future results, or investment advice. Views expressed may vary from those of the firm as a whole.

Favorable tax treatment of Fund distributions may be adversely affected, changed or repealed by future changes in tax laws. Alpine may not be able to anticipate the level of dividends that companies may pay in any given timeframe.

The Fund’s monthly distributions may consist of net investment income, net realized capital gains and/or a return of capital. If a distribution includes anything other than net investment income, the Fund will provide a notice of the best estimate of its distribution sources when distributed, which will be posted on the Fund’s website; www.alpinefunds.com, or can be obtained by calling 1(800) 617.7616. For the semi-annual period ended April 30, 2016, it is estimated that 50% of the distributions Alpine Global Premier Properties Fund paid were through a return of capital. A return of capital distribution does not necessarily reflect the Fund’s performance and should not be confused with “yield” or “income.” Final determination of the federal income tax characteristics of distributions paid during the calendar year will be provided on U.S. Form 1099-DIV, which will be mailed to shareholders. Please consult your tax advisor for further information.

The Fund may invest in equity-linked securities and various other derivative instruments, which may be illiquid and which may disproportionately increase losses, and have a potentially large impact on Fund performance. Diversification does not assure a profit or protect against loss in a declining market.

Investing involves risk. Principal loss is possible. The Fund is subject to risks, including the following:

Concentration Risk – The Fund’s strategy of concentrating in companies in a specific industry means that its performance will be closely tied to the performance of a particular market segment. The Fund’s concentration in these companies may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the Fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.

Currency Risk – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

Equity Securities Risk – The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

Foreign Currency Transactions Risk – Foreign securities are often denominated in foreign currencies. As a result, the value of the Fund’s shares is affected by changes in exchange rates. The Fund may enter into foreign currency transactions to try to manage this risk. The Fund’s ability to use foreign currency transactions successfully depends on a number of factors, including the foreign currency transactions being available at prices that are not too costly, the availability of liquid markets and the ability of the Adviser to accurately predict the direction of changes in currency exchange rates.

Foreign and Emerging Market Securities Risk – The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. Lack of information may also affect the value of these securities. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund. The risks of foreign investments are heightened when investing in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. They are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.

Growth Stock Risk – Growth stocks typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth stocks typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market while the market concentrates on undervalued stocks.

Initial Public Offerings and Secondary Offerings Risk – The Fund may invest a portion of its assets in shares of IPOs or secondary offerings of an issuer. IPOs and secondary offerings may have a

Manager Commentary (Continued)
April 30, 2016

magnified impact on the performance of a fund with a small asset base. The impact of IPOs and secondary offerings on the Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce the Fund’s returns. IPOs and secondary offerings may not be consistently available to the Fund for investing. IPO and secondary offering shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, the Fund may hold IPO and secondary offering shares for a very short period of time. This may increase the turnover of the Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. In addition, IPO and secondary offering shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

Leverage Risk – The Fund may use leverage to purchase securities. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

Liquidity Risk – Some assets held by the Fund may be impossible or difficult to sell, particularly during times of market turmoil. These illiquid securities may also be difficult to value. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.

Management Risk – The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

Market Risk – The price of a security held by the Fund may fall due to changing market, economic or political conditions.

Micro Capitalization Company Risk – Stock prices of micro capitalization companies are significantly more volatile, and more vulnerable to adverse business and economic developments than those of larger companies. Micro capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies, including small or medium capitalization companies.

Real Estate Investment Trusts (“REITs”) Risk – REITs’ share prices may decline because of adverse developments affecting the real estate industry including changes in interest rates. The returns from REITs may trail returns from the overall market. Additionally, there is always a risk that a given REIT will fail to qualify for favorable tax treatment.

Real Estate Securities Risk – Risks associated with investment in securities of companies in the real estate industry include: declines in the value of real estate; risks related to local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income, neighborhood values or the appeal of properties to tenants; changes in interest rates and changes in general economic and market conditions.

Small and Medium Capitalization Company Risk – Securities of small or medium capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies.

Undervalued Stock Risk – The Fund may pursue strategies that may include investing in securities, which, in the opinion of the Adviser, are undervalued. The identification of investment opportunities in undervalued securities is a difficult task and there is no assurance that such opportunities will be successfully recognized or acquired. While investments in undervalued securities offer opportunities for above-average capital appreciation, these investments involve a high degree of financial risk and can result in substantial losses.

The following are definitions of some of the terms used in this report:

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g., depreciation) and interest expense to pretax income.

CNY/CNH are the different currency symbols in the Chinese Monetary Policy. CNY is the currency symbol traded onshore (mainland China) and CNH is the currency symbol traded outside of China.

FTSE EPRA/NAREIT Global Index is a total return index that is designed to represent general trends in eligible real estate equities worldwide.

MSCI Emerging Markets Index is a total return, free-float adjusted market capitalization weighted index that is designed to measure the equity market performance in the global emerging markets. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

Real Estate Investment Trust (REIT) is a security that trades like a stock on the major exchanges and invests in real estate directly, either through properties or mortgages. REITs receive special tax considerations and typically offer investors high yields, as well as a highly liquid method of investing in real estate.

SDR is an international reserve asset created by the International Monetary Fund to supplement its member countries’ official reserves.

An investor cannot invest directly in an index.

This is a closed-end fund and does not continuously offer shares.

Semi-Annual Report | April 30, 2016	7

Manager Commentary (Continued)
April 30, 2016

PERFORMANCE(1) As of April 30, 2016 (Unaudited)
	Ending Value as of 4/30/16	6 Months(2)	1 Year	3 Years	5 Years	Since Inception(3)
Alpine Global Premier Properties Fund | NAV(4)	$6.85	-0.44%	-5.78%	0.25%	4.09%	-0.96%
Alpine Global Premier Properties Fund | Market Price	$5.71	-1.87%	-9.42%	-4.68%	3.63%	-3.46%
FTSE EPRA/NAREIT Global Index		4.11%	0.70%	2.79%	6.49%	1.25%
MSCI US REIT Index		5.01%	7.92%	7.21%	10.08%	4.36%

(1)	Performance information calculated assuming reinvestment of dividends and distributions including returns of capital, if any.
(2)	Not annualized.
(3)	Commenced operations on April 26, 2007. IPO price of $20 used in calculating performance information for market price.
(4)	Performance at NAV includes fees and expenses.

To the extent that the Fund’s historical performance resulted from gains derived from participation in Initial Public Offerings (“IPOs”) and/or Secondary Offerings, there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPO/Secondary Offerings in the future.

All figures represent past performance and are not a guarantee of future results. Investment returns and principal value of the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. Call 1(800)617.7616 or visit www.alpinefunds.com for current month-end performance.

FTSE EPRA/NAREIT Global Index is a total return index that is designed to represent general trends in eligible real estate equities worldwide.

MSCI US REIT Index is a gross, total return, free float-adjusted market capitalization index that is comprised of equity REITs. The index is based on MSCI USA Investable Market Index (IMI) its parent index which captures large, mid and small caps securities. With 144 constituents, it represents about 99% of the US REIT universe and securities are classified in the REIT sector according to the Global Industry Classification Standard (GICS®). It however excludes Mortgage REIT and selected Specialized REITs. This index reinvests as much as possible of a company’s dividend distributions. The reinvested amount is equal to the total dividend amount distributed to persons residing in the country of the dividend-paying company. Gross total return indexes do not, however, include any tax credits. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

PORTFOLIO DISTRIBUTIONS* (Unaudited)

TOP 10 HOLDINGS* (Unaudited)
Colony Capital, Inc.-Class A	3.63%	United States
Invincible Investment Corp.	3.47%	Japan
Regus PLC	2.78%	United Kingdom
Mitsui Fudosan Co., Ltd.	2.75%	Japan
Nexity SA	2.66%	France
Kenedix, Inc.	2.60%	Japan
Dalata Hotel Group PLC	2.50%	Ireland
Starwood Property Trust, Inc.	2.48%	United States
Green REIT PLC	2.35%	Ireland
ADO Properties SA	2.25%	Germany
Top 10 Holdings	27.47%
TOP 5 COUNTRIES* (Unaudited)
United States	31.0%
Japan	17.6%
United Kingdom	8.6%
India	6.3%
France	5.7%

*	Portfolio Distributions percentages are based on total investments. The Top 10 Holdings and Top 5 Countries do not include short-term investments and percentages are based on total net assets. Portfolio holdings and sector distributions are as of 04/30/16 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities.

Manager Commentary (Continued)
April 30, 2016

REGIONAL ALLOCATION** As of April 30, 2016 (Unaudited)

** As a percentage of total investments, excluding any short-term investments.

NAV AND MARKET PRICE As of April 30, 2016 (Unaudited)

Semi-Annual Report | April 30, 2016	9

Schedule of Portfolio Investments
April 30, 2016 (Unaudited)

	Security
Shares	Description	Value

COMMON STOCKS-103.9%

ASIA-34.8%
China-5.6%
1,938,840	CapitaLand Retail China Trust	$2,126,474
1,800,000	China Overseas Land & Investment, Ltd.	5,743,274
5,168,367	China Resources Land, Ltd.	12,752,845
934,335	Dalian Wanda Commercial Properties Co., Ltd.-Class H (a)	6,179,193
1,000,000	KWG Property Holding, Ltd.	648,455
1,200,000	Longfor Properties Co., Ltd.	1,695,523
4,537,976	Shui On Land, Ltd.	1,193,450
3,600,000	Sunac China Holdings, Ltd.	2,306,592
		32,645,806
Hong Kong-0.4%
320,000	Cheung Kong Property Holdings,Ltd.	2,196,754
India-4.8%
4,973,128	DB Realty, Ltd. (b)	3,767,521
4,000,000	DLF, Ltd.	7,833,559
1,999,368	Hirco PLC (b)(c)(d)	146,069
2,000,000	Housing Development &Infrastructure, Ltd. (b)	2,587,065
744,090	Kolte-Patil Developers, Ltd.	1,392,715
990,500	Oberoi Realty, Ltd.	4,149,856
1,986,423	Prestige Estates Projects, Ltd.	5,047,665
700,993	Sobha, Ltd.	3,096,501
		28,020,951
Japan-17.6%
15,000	Daito Trust Construction Co., Ltd.	2,184,445
1,000,309	Hulic Co., Ltd.	10,341,540
3,000	Hulic REIT, Inc.	5,247,180
2,500,000	Ichigo, Inc.	11,301,692
26,278	Invincible Investment Corp.	20,301,237
1,350	Kenedix Office Investment Corp.	8,056,861
3,403,769	Kenedix, Inc.	15,195,397
4,205	LaSalle Logiport REIT (b)	4,015,301
250,000	Mitsubishi Estate Co., Ltd.	4,983,553
628,621	Mitsui Fudosan Co., Ltd.	16,099,551
300,000	Sekisui House, Ltd.	5,445,959
		103,172,716
Philippines-0.6%
8,000,625	SM Prime Holdings, Inc.	3,864,871

Singapore-2.8%
3,582,198	ARA Asset Management, Ltd.	3,156,415
6,334,400	Banyan Tree Holdings, Ltd.	2,331,507
7,494,924	Global Logistic Properties, Ltd.	10,672,402
		16,160,324
	Security
Shares	Description	Value

Thailand-1.2%
4,710,000	Central Pattana PCL	$7,112,869

United Arab Emirates-1.8%
1,194,290	DAMAC Properties Dubai Co. PJSC	838,920
5,300,000	Emaar Properties PJSC	9,812,410
		10,651,330

TOTAL ASIA (Cost $183,349,107)		203,825,621

AUSTRALIA-0.9%
Australia-0.9%
1,000,000	Goodman Group	5,238,811

TOTAL AUSTRALIA (Cost $2,990,963)		5,238,811

EUROPE-30.3%
France-5.7%
120,000	Accor SA	5,315,553
49,303	Kaufman & Broad SA	1,846,060
219,474	Klepierre	10,322,509
290,219	Nexity SA	15,562,329
		33,046,451
Germany-3.9%
400,000	ADO Properties SA (a)(b)	13,168,080
300,000	Dream Global Real Estate Investment Trust	2,104,088
351,775	TLG Immobilien AG	7,437,704
		22,709,872
Ireland-5.7%
2,896,284	Dalata Hotel Group PLC (b)	14,621,969
8,322,573	Green REIT PLC	13,741,922
700,000	Hibernia REIT PLC	1,033,179
2,810,607	Irish Residential Properties REIT PLC	3,604,481
		33,001,551
Spain-4.7%
512,973	Hispania Activos Inmobiliarios SA (b)	7,518,463
1,134,376	Lar Espana Real Estate Socimi SA	11,666,879
730,000	Merlin Properties Socimi SA	8,484,251
		27,669,593
Sweden-1.7%
349,945	JM AB	10,118,639

United Kingdom-8.6%
2,440,625	Countryside Properties PLC (b)	8,291,232
520,547	Great Portland Estates PLC	5,765,331

Schedule of Portfolio Investments (Continued)
April 30, 2016 (Unaudited)

	Security
Shares	Description	Value

United Kingdom-Continued
264,212	Kennedy Wilson Europe Real Estate PLC	$4,204,124
250,000	Land Securities Group PLC	4,135,057
1,124,322	LondonMetric Property PLC	2,603,844
1,960,001	LXB Retail Properties PLC	2,892,496
3,801,768	Regus PLC	16,242,694
600,000	The British Land Co. PLC	6,303,405
		50,438,183

TOTAL EUROPE (Cost $140,966,489)		176,984,289

NORTH & SOUTH AMERICA-37.9%
Brazil-1.1%
440,310	Cyrela Commercial Properties SA Empreendimentos e Participacoes	1,248,244
15,000	Cyrela Commercial Properties SA Empreendimentos e Participacoes-ADR (a)	173,872
1,595,723	Direcional Engenharia SA	2,853,441
900,000	JHSF Participacoes SA (b)	387,294
208,240	Sao Carlos Empreendimentos e Participacoes SA	1,688,686
		6,351,537
Chile-1.0%
3,073,723	Parque Arauco SA	5,978,331

Mexico-4.7%
4,326,924	Concentradora Fibra Hotelera Mexicana SA de CV	3,961,083
3,807,723	Corp. Inmobiliaria Vesta SAB de CV	6,196,944
4,600,979	Fibra Uno Administracion SA de CV	10,929,720
8,250,000	Grupo GICSA SA de CV (b)	6,521,493
		27,609,240
United States-31.1%
50,000	AvalonBay Communities, Inc. (e)	8,839,500
70,000	Boston Properties, Inc. (e)	9,020,200
250,000	Brookdale Senior Living, Inc. (b)(e)	4,615,000
250,000	CBL & Associates Properties, Inc. (e)	2,920,000
1,200,507	Colony Capital, Inc.-Class A (e)	21,224,964
87,464	Extended Stay America, Inc. (e)	1,368,812
173,328	Four Corners Property Trust, Inc. (e)	3,076,572
359,091	Hilton Worldwide Holdings, Inc. (e)	7,917,957
200,000	Kilroy Realty Corp. (e)	12,962,000
180,000	Lennar Corp.-Class A (e)	8,155,800
288,707	LGI Homes, Inc. (b)(e)	8,086,683
6,667	MGM Growth Properties LLC-Class A (b)	147,141
130,872	NorthStar Asset Management Group, Inc. (e)	1,628,048
316,812	NorthStar Realty Europe Corp. (e)	3,779,567
	Security
Shares	Description	Value

United States-Continued
500,436	NorthStar Realty Finance Corp. (e)	$6,400,576
450,000	NRG Yield, Inc.-Class A (e)	6,808,500
100,000	NRG Yield, Inc.-Class C (e)	1,618,000
150,000	Pattern Energy Group, Inc. (e)	3,150,000
45,742	Simon Property Group, Inc. (e)	9,201,918
750,944	Starwood Property Trust, Inc. (e)	14,538,276
250,026	Taylor Morrison Home Corp.-Class A (b)(e)	3,600,374
750,000	TerraForm Power, Inc.-Class A (e)	8,010,000
60,000	The Howard Hughes Corp. (b)(e)	6,310,200
300,000	TRI Pointe Group, Inc. (b)(e)	3,480,000
1,196,931	Two Harbors Investment Corp. (e)	9,371,970
349,780	WCI Communities, Inc. (b)(e)	5,589,484
501,771	William Lyon Homes-Class A (b)(e)	7,074,971
250,000	WP Glimcher, Inc. (e)	2,622,500
		181,519,013

TOTAL NORTH & SOUTH AMERICA (Cost $237,402,825)		221,458,121

TOTAL COMMON STOCKS (Cost $564,709,384)		607,506,842

EQUITY-LINKED STRUCTURED NOTES-2.0%
India-1.5%
400,000	DB Realty, Ltd.-Macquarie Bank,Ltd. (b)	303,030
1,181,568	Dewan Housing Finance Corp.-Macquarie Bank, Ltd.	3,543,990
193,000	Kolte-Patil Developers, Ltd.-Macquarie Bank, Ltd.	361,238
850,000	Phoenix Mills, Ltd.-Macquarie Bank, Ltd.	4,099,427
60,000	Prestige Estates Projects, Ltd.-Macquarie Bank, Ltd.	152,465
80,000	Sobha, Ltd.-Macquarie Bank, Ltd.	353,385
		8,813,535
Sweden-0.5%
300,000	Sandvik AB-Morgan Stanley BV	3,078,283

TOTAL EQUITY-LINKED STRUCTURED NOTES (Cost $13,554,497)		11,891,818

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report | April 30, 2016	11

Schedule of Portfolio Investments (Continued)
April 30, 2016 (Unaudited)

	Security
Shares	Description	Value

TOTAL INVESTMENTS (Cost $578,263,881) (f) -105.9%		$619,398,660

LIABILITIES IN EXCESS OF OTHER ASSETS-(5.9)%		(34,513,163)

TOTAL NET ASSETS 100.0%		$584,885,497

Percentages are stated as a percent of net assets.

(a)	Restricted under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Board of Trustees. Liquid securities restricted under Rule 144A comprised 3.3% of the Fund’s net assets.
(b)	Non-income producing security.
(c)	Illiquid security.
(d)	Security fair valued in accordance with procedures approved by the Board of Trustees. These securities comprised 0.0% of the Fund’s net assets.
(e)	All or a portion of the security has been designated as collateral for the line of credit.
(f)	See Note 6 for the cost of investments for federal tax purposes.

Common Abbreviations

ADR - American Depositary Receipt

AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

PJSC - Public Joint Stock Company

PLC - Public Limited Company

REIT - Real Estate Investment Trust

SA - Generally designates corporations in various countries, mostly those employing the civil law.

SA de CV - Sociedad Anonima de Capital Variable is the Spanish equivalent to Variable Capital Company.

SAB de CV - Sociedad Anonima Bursátil de Capital Variable is the Spanish equivalent to Variable Capital Company.

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

April 30, 2016 (Unaudited)

ASSETS:

Investments, at value(1)	$619,398,660
Foreign currencies, at value(2)	68,513
Cash	184,498
Receivable from investment securities sold	2,634,695
Dividends receivable	1,766,694
Unrealized appreciation on forward currency contracts	819,228
Prepaid expenses and other assets	177,579
Total assets	625,049,867

LIABILITIES:

Loan payable (Note 7)	31,510,866
Interest on loan payable	4,036
Payable for investment securities purchased	7,231
Unrealized depreciation on forward currency contracts	7,672,934
Foreign cap gains tax payable	105,183
Accrued expenses and other liabilities:
Investment advisory fees (Note 4)	502,389
Administration fees	49,333
Trustee fees	22,850
Compliance fees	14,140
Other	275,408
Total liabilities	40,164,370
Net Assets	$584,885,497

NET ASSETS REPRESENTED BY:

Paid-in-capital	$1,704,743,137
Accumulated net investment loss	(34,962,305)
Accumulated net realized loss from investments and foreign currency transactions	(1,119,203,089)
Net unrealized appreciation on investments and foreign currency translations	34,307,754
Net Assets	$584,885,497
Net asset value
Net assets	$584,885,497
Shares of beneficial interest issued and outstanding	85,407,951
Net asset value per share	$6.85

(1) Total cost of investments	$578,263,881
(2) Total cost of foreign currencies	$65,335

Semi-Annual Report | April 30, 2016	13

Statement of Operations

For the Six Months Ended April 30, 2016 (Unaudited)

INVESTMENT INCOME:

Dividend income	$17,057,082
Less: Foreign taxes withheld	(468,467)
Total investment income	16,588,615

EXPENSES:

Investment advisory fee (Note 4)	3,007,038
Interest on loan (Note 7)	250,116
Administration fee (Note 4)	66,412
NYSE fees	53,172
Printing and mailing fees	49,155
Trustee fees	45,491
Audit and tax fees	35,997
Insurance fees	35,841
Legal fees	27,698
Accounting and custody fees	26,664
Compliance fees	12,791
Other fees	164,439
Total expenses	3,774,814
Net investment income	12,813,801

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain from:
Investments	10,131,486
Foreign currency transactions	1,481,582
Net realized gain from investments and foreign currency	11,613,068
Change in net unrealized depreciation on:
Investments	(26,882,651)
Foreign currency translations	(6,760,375)
Change in net unrealized depreciation on investments and foreign currency	(33,643,026)
Net loss on investments and foreign currency	(22,029,958)
Decrease in net assets from operations	$(9,216,157)

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2016 (Unaudited)	For the Year Ended October 31, 2015
OPERATIONS:

Net investment income	$12,813,801	$12,093,472
Net realized gain from:
Investments	10,131,486	25,199,603
Foreign currency transactions	1,481,582	10,488,253
Change in net unrealized depreciation on:
Investments	(26,882,651)	(39,276,953)
Foreign currency translations	(6,760,375)	(5,881,206)
Increase (decrease) in net assets from operations	(9,216,157)	2,623,169

DISTRIBUTIONS TO COMMON SHAREHOLDERS (NOTE 5):

From net investment income	(25,622,386)	(45,092,318)
From tax return of capital	—	(6,380,790)
Decrease in net assets from distributions to shareholders	(25,622,386)	(51,473,108)

CAPITAL SHARE TRANSACTIONS:

Repurchase of shares	—	(3,551,409)
Decrease in net assets from capital share transactions	—	(3,551,409)
Net decrease in net assets	(34,838,543)	(52,401,348)
Net Assets:
Beginning of period	619,724,040	672,125,388
End of period*	$584,885,497	$619,724,040

CAPITAL SHARE TRANSACTIONS:

Common shares outstanding – beginning of period	85,407,951	85,956,569
Common shares retired	—	(548,618)
Common shares outstanding – end of period	85,407,951	85,407,951

*Including accumulated net investment loss of:	$(34,962,305)	$(22,153,720)

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report | April 30, 2016	15

Financial Highlights

(For a share outstanding throughout each period)

	Six Months Ended
	April 30, 2016	Years Ended October 31,
	(Unaudited)	2015	2014†	2013†	2012†	2011†

PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value per share, beginning of period	$7.26	$7.82	$8.17	$7.75	$6.92	$8.43
Income from investment operations:
Net investment income	0.15	0.14	0.22	0.34	0.16	0.34
Net realized and unrealized gain (loss)	(0.26)	(0.11)	0.03	0.68	1.27	(1.08)
Total from investment operations	(0.11)	0.03	0.25	1.02	1.43	(0.74)

LESS DISTRIBUTIONS:

From net investment income	(0.30)	(0.53)	(0.32)	(0.45)	(0.41)	(0.60)
Tax return of capital	—	(0.07)	(0.28)	(0.15)	(0.19)	(0.17)
Total distributions	(0.30)	(0.60)	(0.60)	(0.60)	(0.60)	(0.77)
Anti-Dilutive effect of share repurchase program	—	0.01	—	—	—	—
Net asset value per share, end of period	$6.85	$7.26	$7.82	$8.17	$7.75	$6.92
Per share market value, end of period	$5.71	$6.14	$6.88	$7.47	$7.32	$6.01

Total return based on:
Net Asset Value(a)	(0.44)%(b)	1.71%	4.06%	14.04%	22.87%	(8.21)%
Market Value(a)	(1.87)%(b)	(2.23)%	0.13%	10.40%	33.62%	(4.54)%

RATIOS/SUPPLEMENTAL DATA:

Net Assets at end of period (000)	$584,885	$619,724	$672,125	$702,414	$666,271	$758,718
Ratio of total expenses to average net assets(c)	1.34%(d)	1.28%	1.29%	1.33%	1.29%	1.29%
Ratio of net investment income to average net assets	4.54%(d)	1.86%	2.75%	4.11%	4.13%	4.06%
Portfolio turnover	21%(b)	41%	58%	49%	59%	67%(e)

Borrowing at End of period
Aggregate Amount Outstanding (000)	$31,511	$53,158	$15,216	$38,542	N/A	$45,570
Asset Coverage Per $1,000 (000)	$19,561	$12,658	$45,171	$19,224	N/A	$17,650

†	Beginning with the year ended October 31, 2015, the Fund was audited by Ernst & Young LLP. The previous year was audited by another independent registered public accounting firm.
(a)	Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions paid directly by the Fund’s common shareholders. Past performance is not a guarantee of future results.
(b)	Not annualized.
(c)	Ratio of total expenses to average net assets excluding interest expense was 1.25% for the six months ended April 30, 2016, and 1.22%, 1.23%, 1.26%, 1.27% and 1.25% for the years ended October 31, 2015, 2014, 2013, 2012 and 2011, respectively.
(d)	Annualized.
(e)	Portfolio turnover rate does not reflect total return swap transactions.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
April 30, 2016 (Unaudited)

1. Organization:

Alpine Global Premier Properties Fund (the “Fund”) is a diversified, closed-end management investment company. The Fund was organized as a Delaware statutory trust on February 13, 2007, and had no operating history prior to April 26, 2007. The Board of Trustees (the “Board”) authorized an unlimited number of shares with no par value. The Fund’s primary investment objective is capital appreciation. The Fund’s secondary investment objective is high current income.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic (“ASC”) 946 Financial Services – Investment Companies.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from those estimates. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

A. Valuation of Securities:

The net asset value (“NAV”) of shares of the Fund is calculated by dividing the value of the Fund’s net assets by the number of outstanding shares. NAV is determined each day the New York Stock Exchange (“NYSE”) is open as of the close of regular trading (normally, 4:00 p.m., Eastern Time). In computing NAV, portfolio securities of the Fund are valued at their current fair values determined on the basis of market quotations or if market quotations are not readily available or determined to be unreliable, through procedures and/or guidelines established by the Board. In computing the Fund’s NAV, equity securities that are traded on a securities exchange in the United States, except for those listed on NASDAQ Global Market, NASDAQ Global Select Market and NASDAQ Capital Market exchanges (collectively, “NASDAQ”) and option securities are valued at the last reported sale price as of the time of valuation. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Prices (“NOCP”). If, on a particular day, an exchange traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity-linked structured notes are valued by referencing the last reported sale or settlement price of the underlying security on the day of valuation. Foreign exchange adjustments are applied to the last reported price to convert the underlying security’s trading currency to the equity-linked structured note’s settlement currency. Each option security traded on a securities exchange in the United States is valued at the last current reported sales price as of the time of valuation if the last current reported sales price falls within the consolidated bid/ask quote. If the last current reported sale price does not fall within the consolidated bid/ask quote, the security is valued at the mid-point of the consolidated bid/ask quote for the option security. Forward currency contracts are valued based on third-party vendor quotations. Each security traded in the over-the-counter market and quoted on the NASDAQ National Market System is valued at the NOCP, as determined by NASDAQ, or lacking an NOCP, the last current reported sale price as of the time of valuation by NASDAQ, or lacking any current reported sale on NASDAQ at the time of valuation, at the mean between the most recent bid and asked quotations. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued by the counterparty of the option, or if the counterparty’s price is not readily available, then by using the Black-Scholes method. Debt and short-term securities are valued based on an evaluated bid price as furnished by pricing services approved by the Board, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities. Each other security traded over-the-counter is valued at the mean between the most recent bid and asked quotations.

Securities that are principally traded in a foreign market are valued at the last current sale price at the time of valuation or lacking any current or reported sale, at the time of valuation, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day on which the NYSE is open. Trading of these securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s NAV is not calculated.

When market quotations are not readily available or when the valuation methods mentioned above are not reflective of a fair value of the security, the security is valued at fair value following procedures and/or guidelines approved by the Board. The Fund may also use fair value pricing, if the value of a security it holds is, pursuant to the Board guidelines, materially affected by events occurring before the Fund’s NAV is calculated but after the close of the primary market or market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or

Semi-Annual Report | April 30, 2016	17

Notes to Financial Statements (Continued)
April 30, 2016 (Unaudited)

appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities. The Board has approved the use of a third-party pricing vendor’s proprietary fair value pricing model to assist in determining current valuation for foreign equities and OTC derivatives traded in markets that close prior to the NYSE. When fair value pricing is employed, the value of the portfolio security used to calculate the Fund’s NAV may differ from quoted or official closing prices. The Fund may also fair value a security if the Fund or Adviser believes that the market price is stale. Other types of securities that the Fund may hold for which fair value pricing might be required include illiquid securities including restricted securities and private placements for which there is no public market.

For securities valued by the Fund, valuation techniques are used to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The Board of Trustees adopted procedures which utilize fair value procedures when any assets for which reliable market quotations are not readily available or for which the Fund’s pricing service does not provide a valuation or provides a valuation that in the judgment of the Adviser does not represent fair value. The Board of Trustees has established a Valuation Committee which is responsible for (1) monitoring the valuation of Fund securities and other investments; and (2) as required, when the Board of Trustees is not in session, reviewing and approving the fair value of illiquid and other holdings after consideration of all relevant factors, which determinations are reported to the Board of Trustees.

Fair Value Measurement:

In accordance with FASB ASC, “Fair Value Measurement” (“ASC 820”), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 uses a three-tier hierarchy to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entities’ own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Level 1 -	Unadjusted quoted prices in active markets for identical investments.

Level 2 -	Other significant observable inputs (including quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, etc.).

Level 3 -	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Various inputs are used in determining the value of the Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under ASC 820.

The following is a summary of the inputs used to value the Fund’s assets and liabilities carried at fair value as of April 30, 2016:

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total Value
Common Stocks
Asia	$196,566,683	$7,258,938	$—	$203,825,621
Australia	5,238,811	—	—	5,238,811
Europe	176,984,289	—	—	176,984,289
North & South America	221,458,121	—	—	221,458,121
Equity-Linked Structured Notes	—	11,891,818	—	11,891,818
Total	$600,247,904	$19,150,756	$—	$619,398,660

Notes to Financial Statements (Continued)
April 30, 2016 (Unaudited)

	Valuation Inputs
Other Financial Instruments	Level 1	Level 2	Level 3	Total Value
Assets
Forward Currency Contracts	$—	$819,228	$—	$819,228
Liabilities
Forward Currency Contracts	—	(7,672,934)	—	(7,672,934)
Total	$—	$(6,853,706)	$—	$(6,853,706)
*	For detailed industry descriptions, see accompanying Schedule of Portfolio Investments.

For the period ended April 30, 2016, there were no transfers between Level 1, Level 2 and Level 3. The Fund recognizes transfers as of the beginning of the period.

B. Security Transactions and Investment Income:

Security transactions are accounted for on a trade date basis. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums, where applicable. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

C. Federal and Other Income Taxes:

It is the Fund’s policy to comply with the Federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies and to timely distribute all of its investment company taxable income and net realized capital gains to shareholders in accordance with the timing requirements imposed by the Code. Therefore, no Federal income tax provision is required. Capital gains realized on some foreign securities are subject to foreign taxes. Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such capital gains and withholding taxes, which are accrued as applicable, may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake procedural steps to claim the benefits of such treaties. Where available, the Fund will file refund claims for foreign taxes withheld.

FASB ASC 740-10 “Income Taxes” - Overall sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of April 30, 2016, no provision for income tax is required in the Fund’s financial statements. The Fund’s Federal and state income and Federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. As of April 30, 2016, open Federal and New York tax years include the tax years ended October 31, 2012 through 2015. Also, the Fund has recognized no interest and penalties related to uncertain tax benefits. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable. Foreign capital gains on certain foreign securities may be subject to foreign taxes, which are accrued as applicable. As of April 30, 2016, there $207,694 accrued capital gains taxes for the Fund.

D. Distributions to Shareholders:

On July 5, 2011, the Fund, acting in accordance with an exemptive order received from the SEC and with approval of the Board, adopted a level distribution policy under which the Fund intends to make regular monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share. With this policy, the Fund can include long-term capital gains in its distribution as frequently as twelve times a year. The Board views approval of this policy as a potential means of further supporting the market price of the Fund through the payment of a steady and predictable level of cash distributions to shareholders.

The level distribution rate may be modified or eliminated by the Board from time to time. If a monthly distribution exceeds the Fund’s monthly estimated investment company taxable income (which may include net short-term capital gain) and net tax exempt income, the excess could result in a tax-free return of capital distribution from the Fund’s assets. The determination of a tax-free return of capital is made on an annual basis as further described below. The Fund’s final distribution for each calendar year will include any remaining investment company taxable income and net tax exempt income undistributed during the year, as well as all net capital gains, if any, realized during the year. If the total distributions made in any fiscal year exceed annual investment company taxable income, net tax

Semi-Annual Report | April 30, 2016	19

Notes to Financial Statements (Continued)
April 30, 2016 (Unaudited)

exempt income and net capital gain, such excess distributed amount would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Distributions in excess of the accumulated investment company taxable income, net tax-exempt income and net capital gain would first be a tax- free return of capital to the extent of the adjusted tax basis in the shares. After such adjusted tax basis is reduced to zero, the distribution would constitute capital gain (assuming the shares are held as capital assets). Distributions to shareholders are recorded by the Fund on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

The current monthly distribution rate is $0.05 per share. The Board continues to evaluate its monthly distribution policy in the light of ongoing economic and market conditions and may change the amount of the monthly distributions in the future.

E. Foreign Currency Translation Transactions:

The Fund may invest in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. The Fund does not isolate that portion of its net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market process. Such fluctuations are included with net realized and unrealized gain or loss from investments. Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency transactions gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates. The books and records of the Fund are maintained in U.S. dollars. Non-U.S. dollar-denominated amounts are translated into U.S. dollars as follows, with the resultant translations gains and losses recorded in the Statement of Operations:

i)	fair value of investment securities and other assets and liabilities at the exchange rate on the valuation date.

ii)	purchases and sales of investment securities, income and expenses at the exchange rate prevailing on the respective date of such transactions.

The Fund does not isolate that portion of their net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market process. Such fluctuations are included with net realized and unrealized gain or loss from investments. Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency transactions gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

F. Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is a possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers or industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available to the Fund or result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

G. Equity-Linked Structured Notes:

The Fund may invest in equity-linked structured notes. Equity-linked structured notes are securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, and equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities. The Fund held seven equity-linked structured notes as of April 30, 2016.

Notes to Financial Statements (Continued)
April 30, 2016 (Unaudited)

H. Options:

The Fund may engage in option transactions and in doing so achieve similar objectives to what they would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, the Fund may also purchase put options on individual securities. The Fund may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities in the Fund’s portfolio.

When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively. There were no options contracts held as of April 30, 2016.

I. Forward Currency Contracts:

The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objective. The Fund may use forward currency contracts to gain exposure to or economically hedge against changes in the value of foreign currencies. A forward currency contract (“forward”) is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the forward contract fluctuates with changes in forward currency exchange rates. The forward contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. When the forward contract is closed, a Fund records a realized gain or loss equal to the fluctuation in value during the period the forward contract was open. A Fund could be exposed to risk if a counterparty is unable to meet the terms of a forward or if the value of the currency changes unfavorably. The Fund’s forward contracts are not subject to a master netting agreement or similar agreement. During the period ended April 30, 2016, the Fund entered into eight forward contracts. The average monthly principal amount for forward contracts held by the Fund throughout the period was $117,943,564. This is based on amounts held as of each month-end throughout the period.

The Fund held the following forward currency contracts as of April 30, 2016:

						Unrealized
		Settlement		Settlement	Current	Appreciation/
Description	Counterparty	Date	Currency	Value	Value	(Depreciation)
Contracts Sold:
Euro	State Street Bank and Trust Company	06/09/16	40,000,000 EUR	$43,879,200	$45,851,883	$(1,972,683)
British Pound	State Street Bank and Trust Company	06/09/16	19,100,000 GBP	28,729,647	27,910,419	819,228
Japanese Yen	State Street Bank and Trust Company	06/09/16	2,000,000,000 JPY	17,706,950	18,812,221	(1,105,271)
Japanese Yen	State Street Bank and Trust	06/09/16	4,000,000,000 JPY	33,029,462	37,624,442	(4,594,980)
	Company				$130,198,965	$(6,853,706)

J. Derivative Instruments:

The following tables provide information about the effect of derivatives on the Fund’s Statement of Assets and Liabilities and Statement of Operations as of and for the period ended April 30, 2016. The first table provides additional detail about the amounts and sources of unrealized appreciation/(depreciation) on derivatives at the end of the period. The second table provides additional information about the amounts and sources of net realized gain/(loss) and the change in net unrealized appreciation/(depreciation) resulting from the Fund’s derivatives during the period.

Semi-Annual Report | April 30, 2016	21

Notes to Financial Statements (Continued)
April 30, 2016 (Unaudited)

The effect of derivative instruments in the Statement of Assets and Liabilities as of April 30, 2016:

		Unrealized
	Statement of Assets	Appreciation/
Derivatives	and Liabilities Location	(Depreciation)
Foreign exchange risk	Unrealized appreciation on forward currency contracts	$819,228
Foreign exchange risk	Unrealized depreciation on forward currency contracts	$(7,672,934)
Total		$(6,853,706)

The effect of derivative instruments in the Statement of Operations for the period ended April 30, 2016:

	Statement of		Change in
	Operations	Net Realized	Net Unrealized
Derivatives	Location	Gain	Depreciation
	Net realized gain/(loss) from foreign currency transactions	$1,744,530
Foreign exchange risk	Change in net unrealized appreciation/(depreciation) on foreign currency translations		$(6,802,738)

3. Purchases and Sales of Securities:

Purchases and sales of securities (excluding short-term securities) for the period ended April 30, 2016 are as follows:

Purchases	Sales
$127,100,237	$137,765,316

The Fund did not have purchases and sales of U.S. Government Obligations during the period ended April 30, 2016.

4. Investment Advisory Agreement, Administration Agreement and Other Affiliated Transactions:

Alpine Woods Capital Investors, LLC (“Alpine Woods”) serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Fund. As compensation for its services to the Fund, Alpine Woods receives an annual investment advisory fee of 1.00% based on the Fund’s average daily Managed Assets, computed daily and payable monthly. Managed Assets is defined as being “equal to the net asset value of the Fund’s common shares plus the principal amount of any borrowings for investment purposes that are outstanding and the liquidation preference of any preferred shares.”

State Street Bank and Trust Company (“SSBT”) serves as the fund accounting agent and custodian. The custodian is responsible for the safekeeping of the assets of the Fund and the fund accounting agent is responsible for calculating the Fund’s NAV. SSBT, as the Fund’s custodian and fund accounting agent, is paid on the basis of net assets and transaction costs of the Fund. SSBT also serves as the administrator for the Fund. SSBT, as the Fund’s administrator, is paid on the basis of net assets of the Fund.

Boston Financial Data Services, Inc. (“BFDS”) serves as the transfer agent to the Fund. BFDS is paid on the basis of net assets, per account fees and certain transaction costs.

5. Capital Transactions:

On February 27, 2013, the Board announced a new Share Repurchase Plan (the “Repurchase Plan”). Under the Repurchase Plan, the Fund may purchase, in the open market, the Fund’s then outstanding common shares, with the amount and timing of repurchases at the discretion of the Fund’s investment adviser, Alpine Woods, and subject to market conditions and investment considerations. During the year ended October 31, 2015, under the Repurchase Plan, the Adviser purchased 548,618 shares at an average price of $6.53, including commissions in the amount of $8,230. The average discount of these purchases, comparing the purchase price to the net asset value at the time of purchase, was 14.50%. During the period ended April 30, 2016, there were no shares repurchased under the Repurchase Plan.

6. Income Tax Information:

GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share of the Fund.

Classification of Distributions:

Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for Federal income tax purposes.

The tax character of the distributions paid by the Fund during the year ended October 31, 2015 were as follows:

Distributions paid from:
Ordinary income	$45,092,318
Return of capital	6,380,790
Total	$51,473,108

Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under GAAP. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial reporting and tax reporting. The

Notes to Financial Statements (Continued)
April 30, 2016 (Unaudited)

permanent differences are primarily due to differing treatment of gains (losses) related to foreign currency transactions, expired capital loss carryforward, tax treatment of spin-offs, and taxable overdistributions. Accordingly, for the year ended October 31, 2015, the effect of certain differences were reclassified. The Fund decreased accumulated net investment loss by $28,243,968 and decreased accumulated net realized loss by $39,491,772, and decreased paid in capital by $(67,735,740). These differences were primarily due to the differing tax treatment of foreign currency and certain other investments. Net assets of the Fund were unaffected by the reclassifications.

As of October 31, 2015, the Fund utilized $20,092,751 of capital loss carryovers. As of October 31, 2015, the Fund had available for tax purposes unused capital loss carryovers of $661,143,094, expiring on October 31, 2016, unused capital loss carryovers of $369,610,833, expiring on October 31, 2017, unused capital loss carryovers of $67,561,774, expiring on October 31, 2018, unused capital loss carryovers of $32,169,593, expiring on October 31, 2019. During the year October 31, 2015, the Fund expired $44,241,925 of capital loss carryovers.

Under the Regulated Investment Company (“RIC”) Modernization Act of 2010, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryovers may be more likely to expire unused.

There were no capital loss carryovers as of October 31, 2015, with no expiration.

As of October 31, 2015, the components of distributable earnings on a tax basis were as follows:

Accumulated capital loss	$(1,130,485,294)
Unrealized appreciation	45,466,193
Total	$(1,085,019,101)

As of April 30, 2016, net unrealized appreciation/(depreciation) of investments, excluding foreign currency, based on Federal tax costs was as follows:

	Gross	Gross
Cost of	unrealized	unrealized	Net unrealized
investments	appreciation	depreciation	appreciation
$578,263,881	$106,905,372	$(65,770,593)	$41,134,779

The differences between book and tax net unrealized appreciation and cost were primarily due to deferral of losses from wash sales and to the different tax treatment of certain other investments.

7. Line of Credit:

On December 1, 2010, the Fund entered into a lending agreement with BNP Paribas Prime Brokerage International Ltd. (“BNPP PB”) which allows the Fund to borrow on an uncommitted and secured basis. The terms of the lending agreement indicate the rate to be the Federal Funds rate plus 0.95% per annum on amounts borrowed. The BNPP PB facility provides a secured, uncommitted line of credit for the Fund where selected Fund assets are pledged against advances made to the Fund. The Fund has granted a security interest in all pledged assets used as collateral to the BNPP PB facility. The Fund is permitted to borrow up to 33.33% of the total assets for extraordinary or emergency purposes. Additionally the Fund is permitted to borrow up to 10% of the managed assets for investment purposes, but in no event shall outstanding borrowings exceed 33.33% of total assets. On April 30, 2016, the amount available for investment purposes was $30,994,121. Either BNPP PB or the Fund may terminate this agreement upon delivery of written notice. During the period ended April 30, 2016, the average borrowing by the Fund was $36,748,587 with an average rate on borrowings of 1.35%. During the period ended April 30, 2016, the maximum borrowing by the Fund was $57,372,439. Interest expense related to the loan for the period ended April 30, 2016 was $250,116. As of April 30, 2016, the outstanding loan for the Fund was $31,510,866.

8. Recently Issued Accounting Pronouncements:

In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2015-07 Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent). The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the net asset value per share (“NAV”) practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and related disclosures.

9. Subsequent Events:

Distributions: The Fund paid a distribution of $4,270,398 or $0.05 per common share on May 31, 2016 to common shareholders of record on May 23, 2016.

The Fund will also pay a distribution of $4,270,398 or $0.05 per common share payable on June 30, 2016 to common shareholders of record on June 23, 2016.

Semi-Annual Report | April 30, 2016	23

Additional Information
April 30, 2016 (Unaudited)

Dividend Reinvestment Plan

Unless the registered owner of common shares elects to receive cash by contacting Boston Financial Data Services, Inc. (the “Plan Administrator”), all dividends or other distributions (together, “Dividends” and each, a “Dividend”) declared on common shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Shareholders who are not permitted to participate through their broker or nominee or who elect not to participate in the Plan will receive all Dividends in cash paid by check mailed directly to the shareholder of record (or, if the common shares are held in street or other nominee name, then to such nominee) by the Plan Administrator, as dividend disbursing agent. You may elect not to participate in the Plan and to receive all Dividends in cash by contacting the Plan Administrator, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared Dividend. If you hold your shares through a broker, and you wish for all Dividends declared on your common shares to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each shareholder under the Plan in the same name in which such shareholder’s common shares are registered. Whenever the Fund declares a Dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued common shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per share is equal to or greater than the NAV per share, the Plan Administrator will invest the Dividend amount in Newly Issued common shares on behalf of the participants. The number of Newly Issued common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per share on the payment date. If, on the payment date for any Dividend, the NAV per share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the common shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in common shares acquired in Open-Market Purchases. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per share exceeds the NAV per share, the average per share purchase price paid by the Plan Administrator may exceed the NAV of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued common shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued common shares at the NAV per share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date for purposes of determining the number of shares issuable under the Plan.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of the Fund’s shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any U.S.

Additional Information (Continued)
April 30, 2016 (Unaudited)

Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. See “Federal and Other Income Taxes.” Participants that request a sale of common shares through the Plan Administrator are subject to brokerage commissions.

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund’s shares is higher than the NAV, participants in the Plan will receive shares of the Fund for less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants receive distributions of shares with a NAV greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the NAV. Also, because the Fund does not redeem its shares, the price on resale may be more or less than the NAV.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or question concerning the Plan should be directed to the Plan Administrator, Boston Financial Data Services, Inc., c/o Alpine Closed-End Funds, PO Box 8128, Boston, MA 02266-8128 or by calling toll-free 1(800) 617.7616.

Approval of Investment Management Agreements

In the weeks leading up to the Meeting, the Board Members reviewed 15(c) Materials responsive to their information request and specifically relating to the Agreements provided by the Adviser. The Board members had the opportunity to, and, directly and through counsel, did ask specific questions of the Adviser relating to the 15(c) Materials. In deciding whether to continue the Agreements, the Independent Trustees considered various factors, including (i) the nature, extent and quality of the services provided by the Adviser under the Agreements, (ii) the investment performance of the Funds, (iii) the costs to the Adviser of its services and the profits realized by the Adviser, from its relationship with the Funds, and (iv) the extent to which economies of scale would be realized if and as a Fund grows and whether the fee levels in the Agreements reflect these economies of scale. The Independent Trustees evaluated a variety of information they deemed relevant on a Fund by Fund basis. No one particular factor was identified as determinative, but rather it was a combination of all the factors and conclusions that formed the basis for the determinations made by the Independent Trustees, and different Independent Trustees may have placed greater weight on certain factors than did other Independent Trustees.

In considering the nature, extent and quality of the services provided by the Adviser, the Independent Trustees relied on, among other things, their prior experience as Independent Trustees of the Funds, the materials provided at and prior to the Meeting, as well as on materials and updates provided at Board meetings throughout the year. They noted that under the Agreements, the Adviser is responsible for managing the Funds’ investments in accordance with each Fund’s investment objectives and policies, applicable legal and regulatory requirements, and the oversight of the Independent Trustees. The Independent Trustees also noted that the Adviser is responsible for providing necessary and appropriate reports and information to the Independent Trustees, and for furnishing the Funds with the assistance, cooperation, and information necessary for the Funds to meet various legal requirements regarding registration and reporting. Finally, they noted the experience and expertise of the Adviser as a fund adviser to the Funds.

The Independent Trustees reviewed the background and experience of the Adviser’s senior management, including those individuals responsible for the investment, operations and compliance activities with respect to the Funds’ investments, and the responsibilities of the investment and compliance personnel with respect to the Funds. They also considered the resources, operational structures and practices of the Adviser in managing the Funds’ portfolios, in monitoring and securing the Funds’ compliance with investment objectives and policies and with applicable laws and regulations, and in seeking best execution of portfolio transactions. Drawing upon the materials provided both at the Meeting and throughout the year, and their general knowledge of the business of the Adviser, which has been formed through meetings with members of the Adviser, including the Portfolio Managers of the Funds, the Independent Trustees took into account the Adviser’s experience, resources and strength in these areas. On the basis of this review, the Independent Trustees determined that the nature and extent of the services provided by the Adviser to the Funds were appropriate and could be expected to remain so.

The Independent Trustees discussed the Fund performance metrics in the 15(c) Materials that were compiled by Morningstar. In assessing the quality of the portfolio management, the Independent Trustees were able to review and compare the short-term and long-term performance of each Fund on both an absolute basis and in comparison both to its peer group and relevant index as set forth in the Morningstar Report. The Board recognized the steps that management has taken over the past year with respect to the performance of the Funds, including changes to the portfolio management and research teams and the implementation of distribution and fund performance recommendations from a third party consulting firm. They noted the product rationalization measures taken, including the mergers of certain funds, the liquidation of another fund and the launch of Alpine Global Realty Growth & Income Fund, and the Adviser’s ongoing commitment to

Semi-Annual Report | April 30, 2016	25

Additional Information (Continued)
April 30, 2016 (Unaudited)

continue to consider actions to rationalize the Fund complex, particularly with respect to smaller Funds. The Independent Trustees also reviewed a summary of Fund performance and expenses against those of their peer and category groups. For certain of the Funds, they noted that higher expenses as compared to the peer and category groups were accounted for by the small size of a Fund or a decline in the assets of a Fund. In this connection, the Independent Trustees noted the steps taken by the Adviser to reduce management fees and overall expenses of the Funds. The Board also considered the infrastructure and technology services provided by the Adviser. The Independent Trustees concluded that the fees to the Adviser, as proposed to be reduced or waived for certain Funds at this Meeting, were appropriate.

Based on the presentation previously made by the Adviser regarding profitability, the Independent Trustees also considered the profitability of the advisory agreements with the Adviser. The Independent Trustees were provided with general data on the Funds’ profitability and with respect to the profitability of each Fund. The Independent Trustees also examined the level of profits that could be expected to accrue to the Adviser from the fees payable under the Agreements and any expense subsidization undertaken by the Adviser, including pursuant to the expense limitation agreements in place, as well as each Funds’ brokerage and commissions, commission sharing agreements and the Open-End Trusts’ payments to intermediaries whose customers invest in the Funds. After receiving the Adviser’s presentation and having had time for discussion and analysis, including plans for potential modification or enhancement of existing products, as well as commitments by the Adviser to continue to seek to improve the distribution of the Funds through a review of the Adviser’s business, the Independent Trustees concluded that, to the extent that the Adviser’s relationship with the Funds had been profitable, the profitability was in no instance excessive.

The Independent Trustees also had an opportunity to review and discuss the other 15(c) Materials provided by Alpine in response to the request of their counsel, including, among others, comparative performance, expense information, organization charts, advisory fee breakpoints and profitability data. The Independent Trustees also had the opportunity to consider whether the management of the Funds resulted in any “fall-out” benefits to the Adviser. In considering whether the Adviser benefits in other ways from its relationship with the Funds, the Independent Trustees concluded that, to the extent that Adviser derives other benefits from its relationship with the Funds, any such benefits do not render the Adviser’s fees excessive.

The Independent Trustees approved the continuance of the Funds’ Agreements for one year with the Adviser after weighing, among others, the foregoing factors. They reasoned that the nature and extent of the services provided by the Adviser were appropriate and that the Adviser was continuing to take appropriate steps to address performance issues affecting certain Funds, including by taking steps to add and change investment personnel. As to the Adviser’s fees for the Funds, the Independent Trustees determined that the fees, after considering certain additional proposed contractual waivers, were appropriate, that the Funds’ relationship with the Adviser was not so profitable as to render the fees excessive and that any additional benefits to the Adviser were not of a magnitude that resulted in excessive fees.

Availability of Proxy Voting Information

The policies and procedures used in determining how to vote proxies relating to portfolio securities are available without a charge, upon request, by contacting the Fund at 1(800) 617.7616 and on the SEC’s web site at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by contacting the Fund at 1(800) 617.7616 and on the SEC’s web site at http://www.sec.gov.

Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Forms N-Q are available without a charge, upon request, by contacting the Fund at 1(800) 617.7616 and on the SEC’s web site at http://www.sec.gov. You may also review and copy Form N-Q at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the SEC at 1 (800) SEC.0330.

Designation Requirements

Of the distributions paid by the Fund from ordinary income for the year ended October 31, 2015, the following percentages met the requirements to be treated as qualifying for the corporate dividends received deduction and qualified dividend income, respectively.

Dividends Received Deduction	2.86%
Qualified Dividend Income	15.62%

Shareholder Meeting

On May 17, 2016, the Fund held its Annual Meeting of Shareholders (the “Meeting”) to consider and vote on the proposals set forth below. The following votes were recorded:

Proposal 1: To elect James A. Jacobson as a Trustee to the Board of Trustees for a term of three years to expire at the 2019 Annual Meeting or until his successor has been duly elected and qualified.

James A. Jacobson
For	67,626,388
Withheld	6,145,448

Additional Information (Continued)
April 30, 2016 (Unaudited)

Proposal 2: To elect H. Guy Leibler as a Trustee to the Board of Trustees for a term of three years to expire at the 2019 Annual Meeting or until his successor has been duly elected and qualified.

H. Guy Leibler
For	67,689,644
Withheld	6,082,192

Proposal 3: To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

For	44,858,795
Against	27,604,341
Abstain	1,308,686

Eleanor T. M. Hoagland, Jeffrey E. Wacksman and Samuel A. Lieber continued to serve as Trustees of the Trust following the Annual Meeting of Shareholders.

Notice

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time its common shares in the open market.

Semi-Annual Report | April 30, 2016	27

Investor	1(800) 617.7616
Information	www.alpinefunds.com

Trustees

Samuel A. Lieber
Eleanor T.M. Hoagland
James A. Jacobson
H. Guy Leibler
Jeffrey E.Wacksman

Investment Adviser

Alpine Woods Capital Investors, LLC
2500 Westchester Ave., Suite 215
Purchase, NY 10577

Administrator &
Custodian

State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, MA 02169

Independent Registered
Public Accounting Firm

Ernst & Young
5 Times Square
New York, NY 10019

Fund Counsel

Willkie Farr & Gallagher LLP
787 7th Ave.
New York, NY 10019

SHAREHOLDER | INVESTOR INFORMATION

1(800) 617.7616

www.alpinefunds.com

Item 2. Code of Ethics

Not applicable to semi-annual report.

Item 3. Audit Committee Financial Expert

Not applicable to semi-annual report.

Item 4. Principal Accountant Fees and Services

Not applicable to semi-annual report.

Item 5. Audit Committee of Listed Registrants

Not applicable to semi-annual report.

Item 6. Schedule of Investments

(a)	Schedule of Investments is included as part of Item 1 of the Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to semi-annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a) Not applicable to semi-annual report.

(b) Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases were made by or on behalf of the Registrant during the period covered by the report.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date.

(b) There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Not applicable to semi-annual report.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(3)	No such written solicitations were sent or given during the period covered by the report by or on behalf of the Registrant.

(b)	The certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

(c) Notices to shareholders regarding the Fund’s distributions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Alpine Global Premier Properties Fund

By:	/s/ Samuel A. Lieber
Samuel A. Lieber
Chief Executive Officer (Principal Executive Officer)

Date:	July 7, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Samuel A. Lieber
Samuel A. Lieber
Chief Executive Officer (Principal Executive Officer)

By:	/s/ Ronald G. Palmer, Jr.
Ronald G. Palmer, Jr.
Chief Financial Officer (Principal Financial Officer)

Date:	July 7, 2016